UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 24, 2006

FIRST MARINER BANCORP
(Exact name of Registrant as specified in Charter)

Maryland	000-21815	52-1834860
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street, Baltimore, MD 21224
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

In accordance with the “Frequently Asked Questions” bulletin posted by the staff of the Division of Corporation Finance of the Securities and Exchange Commission on November 23, 2004, we are disclosing the following information that the Securities and Exchange Commission may deem to be material definitive agreements with our directors and executive officers.

Board Fees.

On January 24, 2006, the Board of Directors of First Mariner Bancorp (the “Company”), on the recommendation of the compensation committee of the Board, approved certain changes to compensation paid for regular Board and Board committee meetings.

Directors will receive $1,500 (previously $1,000) for each Board meeting attended, and $1,500 (previously $1,000 if held on a date other than a regular Board meeting) for each committee meeting attended. The members of the Audit Committee receive $2,500 (previously $2,000) for each Audit Committee attended. These fee increases will take effect after the election of directions at the Company’s annual meeting of stockholders to be held in May 2006. A copy of the Board Policy for compensation paid to non-employee directors is filed as Exhibit 10.1

Bonuses

The performance criteria that will be applied to determine the target cash payout under the 2006 Executive Bonus Plan was established for the Chief Executive Officer and other executive officers. The key performance measure for the plan is net income. Under the Plan, incentive awards were established to begin at an increase from 2005’s earnings of 7.3%, where payouts would begin at 20% of base salary for the Chief Executive Officer, and 10% of base salary for other Executive Officers. Payouts under the plan would increase on a pro-rata basis to 100% of base salary for the Chief Executive Officer and 50% of base salary for other Executive Officers upon attainment of an earnings increase over 2005 of 31.6%.  A description of the plan is attached hereto as Exhibit 10.2.

Item 2.02 Results of Operations and Financial Condition

On January 24, 2006, the Registrant issued a press release reporting its financial results for the year and period ended December 31, 2005. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 2.02.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1	Description of Board Fees
10.2	Description of 2006 Executive Bonus Plan
99.1	Press release dated January 24, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: January 31, 2006	By:	/s/ Joseph A. Cicero
Joseph A. Cicero
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Description of Board Fees
10.2	Description of 2006 Executive Bonus Plan
99.1	Press release dated January 24, 2006 (furnished herewith)